THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

March 31, 2020

Dear Investor:

We want to begin this update by wishing all of you well and hoping that you and your families are safe and healthy. In addition, we are grateful for the heroism of the healthcare community, first responders and essential workers during the COVID-19 outbreak.

Sound Shore has been operating fully staffed and without disruption from remote locations since March 13th. We remain vigilant and are continually tracking developments with respect to the coronavirus.

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) declined 29.17% and 29.14%, respectively, in the first quarter of 2020, finishing slightly behind the Russell 1000 Value Index (Russell Value) which declined 26.73%. Meanwhile, the Standard & Poor’s 500 Index (S&P 500) declined 19.60%. As long term investors, we are proud to highlight that Sound Shore’s 20 year annualized returns of 5.51% and 5.71%, for SSHFX and SSHVX, respectively, as of March 31, 2020, were ahead of the Russell Value at 5.36% and the S&P 500 at 4.79%.

We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com. The fund recently experienced significant negative short-term performance due to market volatility associated with the COVID-19 pandemic.

Stocks sold off sharply and broadly due to COVID-19 concerns during the first quarter of 2020, leaving the major indices with their worst quarterly return since the fourth quarter of 1987. All 11 S&P sectors finished lower, with the information technology sector performing best and the cyclical energy sector declining the most. Equity investors had plenty of company. Among the major asset classes, only treasury bills, the US dollar and gold finished up.

As 2020 began, persistently low interest rates and moderate global growth continued to drive investors into bond proxies (utilities, consumer staples and REITS) and high-growth stocks, leading to their outperformance and rich valuations. In fact, from June 2018 until the end of March 2020, the broader market began to underperform the cap-weighted S&P 500 as shown in the graph below. This chart, from Wolfe Research, utilizes the Value Line Index as a surrogate for the average stock. We added the table with other common indices (including equally weighted) to illustrate the breadth of the performance divergence. The conclusion is clear. The move in the S&P 500 since mid-2018 was led by liquidity crowding into a very narrow part of the market and advancing the largest growth names and bond proxy stocks.

Mid-February came and the economic shock of the coronavirus began to rear its ugly head. The market then experienced a climactic decline with the equally weighted indexes leading the way.

BROADER MARKET UNDERPERFORMING CAP-WEIGHTED

SINCE JUNE 2018
S&P 500 and Value Line

Source: Wolfe Research Technical Analysis, Factset & Bloomberg, Copyright 2020

By mid-March, with the virus spreading in the US, the Federal Reserve announced it would cut its baseline interest rate range to 0 to 0.25 percent, increase purchases of Treasury bonds and mortgage backed securities. These and several other steps are designed to allow banks, businesses and households to weather an anticipated sharp economic downturn. US interest rates converged with their international peers, dropping well below 1%. With this last move, the bond proxies may have had their final momentum surge. Only time will tell.

Similarly, Sound Shore’s results through March reflected the undiscerning nature of the market’s sharp decline. One example was financial holding Morgan Stanley, an investment we initiated in 2019 when the stock was trading attractively at 9 times earnings. The company is being run by a capable management team that has repositioned the business away from its traditional investment banking roots and towards a very profitable, capital-light, wealth management franchise. Morgan Stanley’s recently announced acquisition of E*Trade bolsters their retail deposit base and enhances an already competitive fintech platform. We believe Morgan Stanley’s consistent performance in wealth management will drive a re-rating of the stock higher.

While we are mindful of the health of those impacted by the virus, we remain focused on:

●	Monitoring the potential impact on global economic growth and business supply chains

●	Discipline: Balance sheet strength, business sustainability and fundamental drivers are critical

●	Avoiding temptation to chase short-term fads and, as always, concentrating on long-term earnings power

●	Large price changes stimulate review of risk/reward throughout the portfolio

Every cycle and crisis has differences, but using history as a guide, we believe Sound Shore is well positioned for performance in the years ahead. What is different with the COVID-19 crisis? Without question, the speed of change and recent sharp market declines are unprecedented. It took just 24 trading days between the S&P 500 peak and the low to date. To put that in perspective, the peak to trough decline during the crash of 1987 took more than three times as long (74 days). The negative demand shock has been especially dire and recovery is certain to be uneven. Strong balance sheets, credit quality and liquidity are paramount in the current environment. While our process has been extremely sensitive to these metrics, as well as to a company’s exposure to industry disruption, we certainly didn’t predict a pandemic that would shut down parts of the economy.

How have we adjusted the portfolio? First, we reacted to the short term changes that have resulted from the virus. We trimmed exposure to holdings in the industrial (travel) and discretionary (automotive) sectors we felt had uncertain outcomes in a stalled economy. Additionally, we eliminated an insurer that was levered to rates in favor of financials we believe are more attractively positioned. Meanwhile, we took advantage of indiscriminate selling to add to existing holdings and initiate new positions in sectors such as technology and healthcare.

The goal in making these changes, as in any crisis, is to quickly eliminate potential acute problems, while at the same time taking advantage of mispricings that market fear presents. We believe Sound Shore’s thorough and time-tested investment process remains nimble and allows us to be opportunistic to best position the portfolio for the coming years. We are not expecting a quick resolution to the current crisis and anticipate that stocks will remain volatile for months. Patience will be tested and we must rely on our process, our resolve and our conviction.

When the market senses uncertainty, equities fall sharply and in unison, without regard to fundamentals or an eye to the future. As confidence returns, quality at an attractive price will likely outperform. At Sound Shore, we are long-term, value investors and believe our portfolio is well positioned for trends that are likely to emerge, post-crisis. The chart below illustrates some of the industry leading companies we own at reasonable valuations that we believe will create long-term value for our investors.

	Sustainable Business Models	Industry Changes
Analog Devices Technology	● Analog chip maker ● Diversified product portfolio and market leader in communications, automotive & industrial	● Autonomous/electric cars ● 5G adoption
Applied Materials Technology	● Leading semi-cap equipment company ● Increased demand for computing power	● Digital infrastructure ● Internet of things
Eaton Industrials	● Leading electronic parts & systems company ● Benefit from growth of power transformation	● Server farms (Cloud) ● Power management
Lennar Consumer Discretionary	● Leading home builder gaining market share ● Capital-light model drives increased ROE	● Strategic land investments ● Scale efficiency ● Dynamic pricing model
Merck Pharmaceuticals	● Research & development leader ● Innovation: immuno-oncology wall of data	● Biologics & gene therapy ● Regulatory pressure
Mondelez Consumer Staples	● Growing categories and strength in international markets ● Investing in R&D while peers cut back	● Health/organic ● Private label ● E-commerce
UnitedHealth Health Care	● Health care information leader ● Data driven, comprehensive solutions	● Digitization of health care ● Scale cost advantage

A recent addition to the portfolio is Lam Research, a supplier of wafer fabrication equipment and services to the semiconductor industry. Lam is a dominant player with over 60% share in many of its markets. We were able to purchase the stock at a below normal 10 times earnings with net cash on its balance sheet. The company has traditionally been focused on memory, which is the keystone of the digital economy. Given the increased demand for computing power, migration to the cloud, artificial intelligence, mobile devices and the “internet of things,” we believe Lam’s memory business will continue to accelerate. As well, Lam is poised to take share in foundry and logic, where they are currently underrepresented. As a technological leader and with a strong management team in place, Lam’s stock represents a great risk reward opportunity.

While we have high conviction in our portfolio, we also remain disciplined and continually focused on the fundamental drivers of each holding. Since 1978, Sound Shore’s research process is keeping a close eye on valuation, competitive strengths and business sustainability…all critical components in a company’s ability to build long-term value.

The impact of COVID-19 will be with us for some time, with repercussions likely lasting into 2021. We truly are all in this together. Our portfolio company management teams are working at home too. Like us, they are wanting to communicate, interact and discuss how they are adapting their businesses to navigate through this crisis. For our investment team, the cadence of calls and meetings is high. It’s business as usual…just virtual.

Sound Shore Management was built to withstand stresses to the equity market. In times like these, it helps being a private company owned and operated by its employees. Our business model is focused on our clients as we have been here before.

During Sound Shore’s 42 year history there have been …

-	20 market corrections of 10% or more

-	Average duration of these events is 6 months

While never easy to go through, these periods of market correction have consistently presented opportunities for Sound Shore to achieve attractive returns in the years to follow.

Thank you for your investment alongside ours in Sound Shore. Stay healthy.

Sincerely,

SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2020 were -21.94%, -0.88%, and 6.28%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were -21.81%, -0.72%, and 6.47%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.90% for the Investor Class and 0.81% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2020. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/20: Analog Devices, Inc.: 1.98%; Applied Materials Inc.: 1.96%; Eaton Corporation PLC: 2.17%; Lam Research Corporation: 1.63%; Lennar Corporation: 3.17%; Merck & Co., Inc.: 4.35%; Mondelez International Inc.: 3.40%; Morgan Stanley: 4.12%; and UnitedHealth Group Inc.: 3.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/20 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com. The summary prospectus and/or prospectus should be read carefully before investing.

Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2020

	Share Amount	Value
Common Stock (96.8%) (a)
Communication Services (9.2%)
Alphabet, Inc., Class A (b)	22,100	$25,679,095
Comcast Corp., Class A	1,128,050	38,782,359
Verizon Communications, Inc.	444,900	23,904,477
		88,365,931
Consumer Discretionary (4.6%)
Aptiv PLC	288,550	14,208,202
Lennar Corp., Class A	796,150	30,412,930
		44,621,132
Consumer Staples (6.5%)
Mondelez International, Inc., Class A	651,150	32,609,592
Walmart, Inc.	261,100	29,666,182
		62,275,774
Energy (4.8%)
Chevron Corp.	360,250	26,103,715
TOTAL SA, ADR	530,150	19,742,786
		45,846,501
Financials (24.3%)
Alleghany Corp. (b)	40,715	22,488,930
Aon PLC	125,100	20,646,504
Bank of America Corp.	1,084,800	23,030,304
Berkshire Hathaway, Inc., Class B (b)	233,250	42,645,098
Capital One Financial Corp.	376,250	18,970,525
Citigroup, Inc.	544,600	22,938,552
Morgan Stanley	1,163,500	39,559,000
SVB Financial Group (b)	189,150	28,576,782
Wells Fargo & Co.	485,850	13,943,895
		232,799,590
Health Care (25.1%)
Cigna Corp.	132,200	23,423,196
Elanco Animal Health, Inc. (b)	1,251,800	28,027,802
Henry Schein, Inc. (b)	347,250	17,543,070
Merck & Co., Inc.	541,750	41,682,245
Perrigo Co. PLC	844,450	40,609,600

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2020

	Share Amount	Value
Health Care (25.1%) (continued)
Pfizer, Inc.	1,069,800	$34,918,272
Thermo Fisher Scientific, Inc.	89,900	25,495,640
UnitedHealth Group, Inc.	115,500	28,803,390
		240,503,215
Industrials (5.6%)
Eaton Corp. PLC	267,350	20,770,421
Sensata Technologies Holding PLC (b)	1,136,250	32,871,713
		53,642,134
Information Technology (16.7%)
Analog Devices, Inc.	211,800	18,987,870
Applied Materials, Inc.	409,800	18,777,036
Cisco Systems, Inc.	604,350	23,756,998
Lam Research Corp.	65,200	15,648,000
Microsoft Corp.	157,850	24,894,524
NXP Semiconductors NV	236,300	19,596,359
Oracle Corp.	800,400	38,683,332
		160,344,119
Materials (0.0%)
Packaging Corp. of America	2,400	208,392
Total Common Stock (96.8%) (cost $873,316,712)		928,606,788

Short-Term Investments (2.8%)
Money Market Fund (2.8%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 0.75%(c)	26,843,326	26,843,326
Total Short-Term Investments (2.8%) (cost $26,843,326)		26,843,326

Investments, at value (99.6%) (cost $900,160,038)		$955,450,114
Other Assets Less Liabilities (0.4%)		3,701,756
Net Assets (100.0%)		$959,151,870

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)
MARCH 31, 2020

(b)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.

(c)	Percentage disclosed reflects the money market fund’s institutional class shares 30-day yield as of March 31, 2020.

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2020

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the “Adviser”), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2020

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2020:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$928,606,788	$–	$–	$928,606,788
Short-Term Investments	26,843,326	–	–	26,843,326
Total Investments	$955,450,114	$–	$–	$955,450,114

At March 31, 2020, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management is currently evaluating the recent introduction of the COVID-19 virus and its impact

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2020

3. Subsequent Events (continued)

on the financial services industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the fair value of the the Fund’s investments and results of operations, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0320

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2020